Administrative [Member] Annual Fund Operating Expenses - Administrative [Member] - Western Asset Institutional U.S. Treasury Obligations Money Market Fund	Aug. 31, 2025
Prospectus [Line Items]
Fee Waiver or Reimbursement over Assets, Date of Termination	December 31, 2026
Administrative Shares
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.25%	[1]
Distribution and Service (12b-1) Fees	0.20%	[1]
Other Expenses (as a percentage of Assets):	0.07%	[1]
Expenses (as a percentage of Assets)	0.52%	[1]
Fee Waiver or Reimbursement	(0.12%)	[1],[2]
Net Expenses (as a percentage of Assets)	0.40%	[1]

[1]
The fund is a feeder fund that invests in securities through an underlying mutual fund, U.S. Treasury Obligations Portfolio. The information in this table and in the Example below reflects the direct fees and expenses of the fund and its allocated share of fees and expenses of U.S. Treasury Obligations Portfolio.

[2]
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.40% for Administrative Shares, subject to recapture as described below. This arrangement cannot be terminated prior to December 31, 2026 without the Board of Trustees’ consent. Additional amounts may be voluntarily waived and/or reimbursed from time to time. The manager is permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the limit described above or any other lower limit then in effect.